                                                                      EXHIBIT 10

                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT (this "Agreement"), made and entered into as of the 11th day of October, 1989, by and between Rangaire Corporation, a Texas corporation (herein, together with its successors and assigns, "Employer"), and Bill Hughes, an individual ("Employee"),

                              W I T N E S S E T H:

         WHEREAS, Employer desires to employ Employee, and Employee desires to be employed by Employer, on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Employer and Employee hereby agree as follows:

         1. Employment. Employer hereby employs Employee in the capacity of V.P. Sales/Marketing to undertake and discharge, in accordance with the terms and conditions of this Agreement, such duties, functions and responsibilities as are from time to time delegated to Employee by Employer. Employee shall devote his full business time and his best efforts to the performance and fulfillment of such duties, functions and responsibilities.

         2. Term. The term of this Agreement shall commence as of the date first above written and shall continue until terminated by Employer or Employee as hereafter provided. Either Employer or Employee may terminate this Agreement by giving at least one year's prior written notice to the other. Notwithstanding the foregoing, however, this Agreement and the term of Employee's employment hereunder may be terminated by Employer without liability immediately if Employee is guilty of fraud, dishonesty or willful misconduct with respect to Employer. In addition, this Agreement shall automatically terminate upon the death of Employee. Upon any such termination or expiration, Employee, his personal representatives or his estate, as the case may be, shall be entitled to receive only the amounts payable to Employee hereunder through the date of such termination or expiration and no other amounts or benefits.

         3. Compensation. In consideration of the services to be rendered by Employee hereunder, Employer shall compensate Employee during the term of this Agreement in accordance with the schedule attached hereto as Exhibit A. All services which Employee may render to Employer or any of its affiliates in any capacity during the term of this Agreement shall be deemed to be



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services required by this Agreement in consideration for the compensation provided for herein. Employee shall also be entitled to participate in all plans or arrangements providing for employee benefits from time to time made available by Employer to similarly situated employees.

         4. Confidential Information. Employee agrees that he shall not, during the term of his employment hereunder or at any time thereafter, disclose or reveal to any person (except in the course of the proper performance of his duties hereunder), nor use or appropriate to his own personal use or benefit, any trade secret or confidential or proprietary information of any kind or character (whether or not acquired, learned, obtained or developed by Employee alone or in conjunction with others) belonging to or concerning Employer, its customers or others with whom Employer now or hereafter has a business relationship. The provisions of this Section 4 shall survive any termination of this Agreement.

         5. Covenant Not to Compete. Employee agrees that he shall not, during the term of this Agreement and for a period of two (2) years thereafter, without the prior written consent of Employer, engage directly or indirectly in, or carry on, on his own behalf or for anyone whomsoever, whether as an officer, director, stockholder, owner, member, partner, joint venturer, employee, consultant, agent, representative, proprietor, manager, associate, investor or otherwise, any business or activity in which the training provided to Employee by Employer, the knowledge of Employee of information concerning Employer, or the familiarity of Employee with Employer's employees and customers and prospects therefor, is or may be used, directly or indirectly, in competition with Employer in or with respect to the principal geographical areas in which Employer conducted its business during the term of this Agreement, unless Employee is terminated by Employer for reasons not involving Employee's fraud, dishonesty or willful misconduct with respect to Employer. Employee expressly acknowledges that he possesses skills and abilities of a general nature that may be used in employment other than that which would be in competition with Employer as set forth in the preceding sentence, and therefore further acknowledges that compliance by Employee with the covenants made by Employee herein will not deprive him of his personal goodwill or the ability to be gainfully employed. The provisions of this Section 5 shall survive any termination of this Agreement.

         6. Enforcement. Employee recognizes and agrees that in the event of his breach of the provisions of Sections 4 or 5 of this Agreement, Employer may not have an adequate remedy at law. Accordingly, Employee hereby agrees that in the event of such a breach by Employee, Employer shall be entitled to enforce the provisions of Sections 4 or 5 of this Agreement by injunction, in


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addition to recovering any monetary damages which Employer may sustain as a result of such breach.

         7. GOVERNING LAW. THIS AGREEMENT AND THE EMPLOYMENT RELATIONSHIP BETWEEN EMPLOYER AND EMPLOYEE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         8. Severability of Provisions. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and inoperative as to such provision to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect. If any provision of this Agreement is held to be unenforceable as written but may be made enforceable by limitation thereof, then such provision shall be enforceable to the maximum extent permitted by applicable law.

         9. Sole Agreement and Amendment. This Agreement, together with the exhibits hereto, constitutes the sole and only agreement between Employer and Employee concerning the within subject matter, and supersedes any and all prior oral or written communications between Employer and Employee regarding the within subject matter. No amendment, modification or supplement to this Agreement shall be effective unless it is in writing and signed by the party against which it is sought to be enforced.

         10. No Assignment. This Agreement is personal in nature and no party hereto shall assign or transfer this Agreement or any of its or his respective rights or obligations hereunder without the prior written consent of the other party hereto.

         11. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be delivered in person or by certified or registered United States mail, return receipt requested, at the address set forth opposite the intended recipient's name below. Either party may by notice to the other party hereto change the address of the party to whom notice is to be given. The date of notice shall be the date delivered, if delivered in person, or the date received, if delivered by mail.

         12. Waiver. The waiver by either party of any term or provision of this Agreement in any one or more instances shall not be construed as a further or continuing waiver of such term or provision or of any other term or provision of this Agreement.

         IN WITNESS WHEREOF, Employer and Employee have executed this Agreement as of the date first set forth above.



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                                               Rangaire Corporation
                                               ---------------------------------
                                                    [Employer's Name]


P. O. Box 198                                  By: /s/ [ILLEGIBLE]
----------------------------                      ------------------------------
[Employer's address]                           Title: President
Cleburne, Texas 76033                                ---------------------------

----------------------------


Arkansas Lime Co.                                 /s/ BILL R. HUGHES
----------------------------                      ------------------------------
[Employee's address]                              [Employee's name]
P.O. Box 2356
----------------------------
Batesville, Ar. 72503

----------------------------



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                                   EXHIBIT A


Current Salary        Effective Date         Employee            Corporation
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
$70,000               August 1, 1989           B.H.                  ?
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